EXHIBIT 99.2

      CENDANT POSTS RECORD 2Q EARNINGS OF $0.23 VS $0.16 PER SHARE, UP 44%


                         Second Quarter Revenues up 28%
                         ------------------------------

                    6 Month Results: $0.47 vs $0.28, up 68%
                    ---------------------------------------

                            6 Month Revenues up 24%


PARSIPPANY, NJ, August 13, 1998 - Cendant Corporation (NYSE: CD) announced record second quarter earnings from continuing operations of $0.23 per share for 1998 versus $0.16 per share for 1997, an increase of 44%. 1998 results are before $0.02 of unusual expenses associated with resolution of accounting irregularities plus $0.03 of income from reversal of prior restructuring charges. 1997 results are before merger charges associated with the acquisition of PHH.

"Our second quarter results demonstrate the depth and quality of our management team and the strength of Cendant's core business franchises," said Henry R. Silverman, Chairman, President and CEO. "The past four months have challenged our operating management to rise to new levels of leadership and productivity in a period when our most senior executives have devoted the vast majority of their time to stanching and closing the wound in our company created by the accounting revelations at CUC. I am fiercely proud of their achievements and the depth of talent in our management ranks confirmed by these results. Our 28% revenue growth in continuing operations underlines the momentum of our franchise. Even after adjusting for acquisitions, our managers delivered mid-teens top-line growth - a terrific achievement."

"All of our segments performed well in the quarter, led by unparalleled performance in our real estate segment. Each of the business units we inherited from HFS performed on or ahead of plan. The carefully laid out strategy built over eight years at HFS is yielding its greatest rewards this year. These businesses yielded 50% plus growth in both EBITDA and net income in the second quarter, continuing the strong performance of the first quarter. We see no signs that any of these businesses will fail to meet our high expectations for the rest of the year," reported Mr. Silverman.

"We are now able to evaluate and manage performance at the CUC business units," Mr. Silverman continued. "With consumer software and Hebdo Mag discontinued, our CUC operations are largely centered in Alliance Marketing. Two of the three major units in Alliance Marketing produced solid gains versus 1997 results. We are particularly pleased with the strong EBITDA growth in our Insurance/Wholesale businesses, which generated approximately $44 million in EBITDA in the second quarter, an increase of 36%. This unit contributed the majority of our 1998 Alliance Marketing earnings to date and should continue to account for most of its profits in the future. Individual Membership also generated sizable EBITDA gains from price increases and membership growth, generating a four times increase in EBITDA in the second quarter."

"Our ability to report fundamental growth in Individual Membership encourages us to believe that these units, under proper management and with appropriate financial controls, can offer significant upside potential to our shareholders in the future. The relatively flat comparison in the lifestyle portion of Alliance Marketing masks significant variations in the performance of the many small businesses in that sub-segment. We will rapidly move to address these issues - businesses that do not meet Cendant standards of performance will be restructured," Mr. Silverman concluded.

The Company also reported its investigation of accounting irregularities and errors in the CUC businesses was complete and in line with previously announced estimates. The financial results announced today incorporate all relevant information obtained in that investigation and reflect the correction of accounting policies changed as a result of its findings. A separate press release will discuss the findings in more detail. Cendant also announced yesterday that it has classified its Hebdo Mag and consumer software units as discontinued operations. Therefore, all periods presented have been adjusted appropriately.

For the first six months of 1998, Cendant reported income from continuing operations of $0.47 per share versus $0.28 in 1997, an increase of 68%. Revenues increased 24% to $2.5 billion. Results for the first quarter of 1998 have been restated to correct errors in revenue recognition at businesses of the former CUC International ("CUC"). The net impact of implementing these policies will lower 1998 first quarter results from continuing operations from those previously reported by $0.04 per share. 1997 results are before merger charges associated with the acquisition of PHH.

Certain matters discussed in the news release are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to a number of known and unknown risks and uncertainties including, but not limited to, the outcome of the Audit Committee's investigation relating to the previously announced accounting irregularities; the outcome of the pending class action litigation relating to the previously announced accounting irregularities; uncertainty as to the Company's future profitability; the Company's ability to develop and implement operational and financial systems to manage rapidly growing operations; competition in the Company's existing and potential future lines of business; the Company's ability to integrate and operate successfully acquired businesses and the risks associated with such businesses; the Company's ability to obtain financing on acceptable terms to finance the Company's growth strategy and for the Company to operate within the limitations imposed by financing arrangements; uncertainty as to the future profitability of acquired businesses; and other factors. Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized as well as other factors may also cause actual results to differ materially from those projected. The Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Cendant (NYSE:CD) is the world's premier provider of consumer and business services. The Company operates in three principal segments: Travel Services, Real Estate Services and Alliance Marketing. In Travel Services, Cendant is the leading franchisor of hotels and rental car agencies worldwide; the largest provider of vacation exchange services; a leading fleet management company, the UK's largest private car park operator, and a leading motorist assistance group in the UK. In Real Estate Services, Cendant is the world's largest franchisor of residential real estate brokerage offices, a major provider of mortgage services to consumers and a global leader in corporate employee relocation. In Alliance Marketing, Cendant provides access to insurance, travel, shopping, auto, and other services, primarily through direct marketing to customers of its affinity partners. Headquartered in Parsippany, NJ, the company has more than 40,000 employees and operates in over 100 countries.

Media Contact:                                       Investor Contact:

Cendant Corporation                                  Cendant Corporation
Elliot Bloom                                         David M. Johnson
973-496-8414  or                                     973-496-7909

                                                     Denise L. Gillen
                                                     973-496-7303

Kekst and Company
Jim Fingeroth
Roanne Kulakoff
212-521-4800



Tables Follow

Second Quarter Financial Results - As Reported
----------------------------------------------
(In millions, except per share amounts)

The following information includes: (a) a second quarter 1998 one-time restructuring charge reversal of $29 million after tax, or $0.03 per share (b) certain 1998 expenses arising from resolution of the company's accounting issues ($20.4 million after tax, or $0.02 per share) and (c) a second quarter 1997 one-time charge related to the PHH merger with HFS of $300 million ($225 million after tax, or $0.25 per share)

                                                       Quarter Ended June 30,
                                                       ----------------------
                                                                                      % change
                                                       1998            1997            vs 2Q97
                                                       ----            ----            -------
Revenues                                             $1,306.3       $1,024.0            28
Expenses                                               959.1         1,076.6           (11)
                                                       -----         -------
Income before Income Taxes
And Minority Interest                                 $347.2          $(52.6)           --

Income (Loss) Continuing Operations                   $214.5          $(87.9)           --

Loss Discontinued Operations (1)                      $(3.6)           $(4.4)           --
Income (Loss)                                         $210.9          $(92.3)           --

EBITDA - Continuing Operations (2)                    $445.6          $313.6            42

Earnings per share

Diluted
  Continuing Operations                                $0.24           $(0.11)          --
  Discontinued Operations                              0.00              0.00           --
                                                       ----              ----
  Net Income                                           $0.24           $(0.11)          --

Basic
  Continuing Operations                                $0.24           $(0.11)          --
  Discontinued Operations                              0.00              0.00           --
                                                       ----              ----
  Net Income                                           $0.24           $(0.11)          --

Weighted Average shares -
  Diluted                                              900.9           804.2            12



(1) Discontinued operations are Hebdo Mag classified advertising unit plus the Cendant Software consumer education and entertainment software unit.

(2)  Earnings Before Interest, Taxes, Depreciation and Amortization

Second Quarter Financial Results - Adjusted
-------------------------------------------
(In millions, except per share amounts)

The following information excludes: (a) a second quarter 1998 one-time restructuring charge reversal of $29 million after tax, or $0.03 per share (b) certain 1998 expenses arising from resolution of the company's accounting issues ($20.4 million after tax, or $0.02 per share) and (c) a second quarter 1997 one-time charge related to the PHH merger with HFS of $300 million ($225 million after tax, or $0.25 per share),

                                                       Quarter Ended June 30,
                                                       ----------------------
                                                                                      % change
                                                       1998            1997            vs 2Q97
                                                       ----            ----            -------
Revenues                                             $1,306.3       $1,024.0            28
Expenses                                               968.9           777.0            25
                                                       -----           -----
Income before Income Taxes
And Minority Interest                                 $337.4          $247.0            37

Income Continuing Operations                          $205.5          $136.8            50

Loss Discontinued Operations (1)                      $(3.6)           $(4.4)           --
Income                                                $201.9          $132.4            52

EBITDA - Continuing Operations (2)                    $445.6          $313.6            42

Earnings per share

Diluted
  Continuing Operations                                $0.23            $0.16           44
  Discontinued Operations                              0.00              0.00           --
                                                       ----              ----
  Net Income                                           $0.23            $0.16           44

Basic
  Continuing Operations                                $0.24            $0.17           41
  Discontinued Operations                              0.00             (0.01)          --
                                                       ----              -----
  Net Income                                           $0.24            $0.16           50

Weighted Average shares -
Diluted                                                900.9           879.3             2


(1) Discontinued operations are Hebdo Mag classified advertising unit plus the Cendant Software consumer education and entertainment software unit.

(2)  Earnings Before Interest, Taxes, Depreciation and Amortization

First Half Financial Results - As Reported
-------------------------------------------
(In millions, except per share amounts)

The following information includes: (a) a second quarter 1998 one-time restructuring charge reversal of $29 million after tax, or $0.03 per share (b) certain 1998 expenses arising from resolution of the company's accounting issues ($20.4 million after tax, or $0.02 per share) and (c) a second quarter 1997 one-time charge related to the PHH merger with HFS of $300 million ($225 million after tax, or $0.25 per share)

                                                    Six Months Ended June 30,
                                                    -------------------------
                                                                                      % change
                                                       1998            1997            vs 1H97
                                                       ----            ----            -------
Revenues                                             $2,461.2       $1,981.8            24
Expenses                                              1,782.7        1,847.2            (3)
                                                      -------        -------
Income before Income Taxes
And Minority Interest                                 $678.5          $134.6            --

Income Continuing Operations                          $430.0           $12.5            --

Income Discontinued Operations (1)                    $(16.2)          $(1.5)           --
Income                                                $413.8           $11.0            --

EBITDA - Continuing Operations (2)                    $875.9          $563.2            56

Earnings (Loss) per share

Diluted
  Continuing Operations                                $0.48            $0.02           --
  Discontinued Operations                             (0.02)            (0.01)          --
                                                      ------             -----
  Net Income                                           $0.46            $0.01           --

Basic
  Continuing Operations                                $0.51            $0.02           --
  Discontinued Operations                             (0.02)            (0.01)          --
                                                       -----             -----
  Net Income                                           $0.49            $0.01           --

Weighted Average shares -
  Diluted                                              907.8           803.2            13


(1) Discontinued operations are Hebdo Mag classified advertising unit plus the Cendant Software consumer education and entertainment software unit.

(2)  Earnings Before Interest, Taxes, Depreciation and Amortization

 First Half Financial Results - Adjusted
-------------------------------------------
(In millions, except per share amounts)

The following information excludes: (a) a second quarter 1998 one-time restructuring charge reversal of $29 million after tax, or $0.03 per share (b) certain 1998 expenses arising from the investigation of the company's accounting issues ($20.4 million after tax, or $0.02 per share) and (c) a second quarter 1997 one-time charge related to the PHH merger with HFS of $300 million ($225 million after tax, or $0.25 per share)

                                                    Six Months Ended June 30,
                                                    -------------------------
                                                                                      % change
                                                       1998            1997            vs 1H97
                                                       ----            ----            -------
Revenues                                             $2,461.2       $1,981.8            24
Expenses                                              1,777.4        1,547.8            15
                                                      -------        -------
Income before Income Taxes
And Minority Interest                                 $683.8          $434.0            58

Income Continuing Operations                          $421.0          $237.3            77

Income (Loss) Discontinued Operations (1)             $(16.2)          $(1.5)           --
Net Income                                            $404.8          $235.8            72

EBITDA - Continuing Operations (2)                    $875.9          $563.2            56

Earnings (Loss) per share

Diluted
  Continuing Operations                                $0.47            $0.28           68
  Discontinued Operations                             (0.02)             0.00           --
                                                       ----              ----
  Net Income                                           $0.45            $0.28           61

Basic
  Continuing Operations                                $0.50            $0.30           67
  Discontinued Operations                             (0.02)             0.00           --
                                                       -----             ----
  Net Income                                           $0.48            $0.30           60

Weighted Average shares -
  Diluted                                              907.8           878.4             3



(1) Discontinued operations are Hebdo Mag classified advertising unit plus the Cendant Software consumer education and entertainment software unit.

(2)  Earnings Before Interest, Taxes, Depreciation and Amortization

SECOND QUARTER RESULTS BY SEGMENT*
(Dollars in millions)

                                        REVENUE                            EBITDA (2)                 EBITDA MARGIN
                               ------------------------             ----------------------            --------------
                                 1998       1997      %              1998      1997      %            1998      1997
                                 ----       ----      -              ----      ----      -            ----      ----
TRAVEL
  Lodging                      $117.2     $108.1      8             $63.7     $51.4     24              54        48
  Timeshare                      94.0       85.3     10              33.3      27.4     21              35        32
  Car Rental                     48.2       38.6     25              32.1      25.2     27              67        65
  Fleet                          80.8       65.7     23              37.2      28.2     32              46        43
  Other (ETS, NPC)              135.0       22.0    515              30.3       7.9    285              22        36
                                -----      -----                   ------    ------
TOTAL                          $475.2     $319.7     49            $196.5    $140.1     40              41        44

REAL ESTATE
  Franchise                    $131.5      $83.7     57            $102.7     $57.3     79              78        68
  Relocation                    110.2      103.4      7              26.5      27.2     -3              24        26
  Mortgage                       94.0       42.5    121              44.6      19.9    124              48        47
  Other                          19.2       17.2     11               2.7       2.5      8              14        15
                                -----      -----                   ------    ------
TOTAL                          $354.9     $246.8     44            $176.5    $106.9     65              50        43

ALLIANCE
MARKETING
  Individual                   $206.2     $167.3     23             $21.1      $5.4    291              10         3
  Wholesale/Insurance           138.7      129.4      7              43.5      31.9     36              31        25
  Lifestyle                      66.7       59.2     13              -8.4     -11.7     28             -13       -20
                                -----      -----                   ------    ------
TOTAL                          $411.6     $355.9     16             $56.2     $25.6    120              14         7

OTHER                           $64.6     $101.6    -36             $16.4     $41.0    -60              25        40

TOTAL

CONTINUING OPERATIONS        $1,306.3   $1,024.0     28            $445.6    $313.6     42              34        31

DISCONTINUED
OPERATIONS (1)
  Software                     $130.5      $50.8    157              $0.7     -$4.5     --               1        -9
  Hebdo Mag                      74.4       48.9     52              23.8      11.7    103              32        24
                                -----      -----                   ------    ------
TOTAL                          $204.9      $99.7    105             $24.5      $7.2    238              12         7


TOTAL                        $1,511.2   $1,123.7     34            $470.1    $320.8     47              31        29

*Excludes results of one-time merger and unusual charges in 1997 plus other unusual expenses associated with resolution of accounting issues in 1998.

Discontinued operations are Hebdo Mag classified advertising unit plus the Cendant Software consumer education and entertainment software unit.

Earnings Before Interest, Taxes, Depreciation and Amortization

FIRST HALF RESULTS BY SEGMENT*
(Dollars in millions)


                                        REVENUE                            EBITDA (2)                 EBITDA MARGIN
                               ------------------------             ----------------------            --------------
                                 1998       1997      %              1998      1997      %            1998      1997
                                 ----       ----      -              ----      ----      -            ----      ----
TRAVEL
  Lodging                      $211.9     $198.0      7            $114.5     $94.5     21              54        48
  Timeshare                     200.4      179.0     12              75.3      55.7     35              38        31
  Car Rental                     93.2       73.1     27              62.9      45.6     38              67        62
  Fleet                         163.6      146.6     12              79.1      64.0     24              48        44
  Other (ETS, NPC)              153.9       39.4    291              32.9      12.2    170              21        31
                                -----      -----                   ------    ------
TOTAL                          $822.9     $636.1     29            $364.6    $272.0     34              44        43

REAL ESTATE
  Franchise                    $215.8     $139.1     55            $161.1     $86.2     87              75        62
  Relocation                    209.9      188.7     11              53.7      43.1     25              26        23
  Mortgage                      172.0       76.1    126              81.9      34.1    140              48        45
  Other                          36.3       34.0      7               3.8       4.4    -14              11        13
                                -----      -----                   ------    ------
TOTAL                          $634.0     $437.9     45            $300.5    $167.8     79              47        38

ALLIANCE
MARKETING
  Individual                   $393.7     $335.6     17             $43.0     $12.9    233              11         4
  Wholesale/Insurance           274.5      246.0     12              85.2      57.8     47              31        23
  Lifestyle                     133.9      132.4      1             -22.8      -9.5     --             -17        -7
                                -----      -----                   ------    ------
TOTAL                          $802.1     $714.0     12            $105.3     $61.2     72              13         9

OTHER                          $202.2     $193.9      4            $105.4     $62.2     69              52        32

TOTAL

CONTINUING OPERATIONS        $2,461.2   $1,981.8     24            $875.9    $563.2     56              36        28

DISCONTINUED
OPERATIONS (1)
  Software                     $226.3     $115.1     97            -$19.3      $1.4     --              -9         1
  Hebdo Mag                     137.2       94.5     45              39.5      23.9     65              29        25
                                -----      -----                   ------    ------
TOTAL                          $363.5     $209.6     73             $20.2     $25.3    -20               6        12


TOTAL                        $2,824.8   $2,191.4     29            $896.0    $588.5     52              32        27


*Excludes results of one-time merger and unusual charges in 1997 plus other unusual expenses associated with resolution of accounting issues in 1998.

Discontinued operations are Hebdo Mag classified advertising unit plus the Cendant Software consumer education and entertainment software unit.

Earnings Before Interest, Taxes, Depreciation and Amortization

                                                      # # #